1Q15 Earnings Conference Call April 21, 2015 Refer to earnings release dated April 21, 2015 for further information. Exhibit 99.2 © Fifth Third Bank | All Rights Reserved

2
© Fifth Third Bank | All Rights Reserved
Cautionary statement
This report contains statements that we believe are “forward-looking statements” within the meaning of Section 27A of the Securities Act of
1933, as amended, and Rule 175 promulgated thereunder, and Section 21E of the Securities Exchange Act of 1934, as amended, and
Rule 3b-6 promulgated thereunder. These statements relate to our financial condition, results of operations, plans, objectives, future performance or business. They usually can be identified by the use of forward-looking language such as “will likely result,” “may,” “are expected to,” “is anticipated,” “estimate,” “forecast,” “projected,” “intends to,” or may include other similar words or phrases such as
“believes,” “plans,” “trend,” “objective,” “continue,” “remain,” or similar expressions, or future or conditional verbs such as “will,” “would,”
“should,” “could,” “might,” “can,” or similar verbs. You should not place undue reliance on these statements, as they are subject to risks and uncertainties, including but not limited to the risk factors set forth in our most recent Annual Report on Form 10-K. When considering these forward-looking statements, you should keep in mind these risks and uncertainties, as well as any cautionary statements we may make.
Moreover, you should treat these statements as speaking only as of the date they are made and based only on information then actually known to us.
There are a number of important factors that could cause future results to differ materially from historical performance and these forward-
looking statements. Factors that might cause such a difference include, but are not limited to: (1) general economic conditions and weakening in the economy, specifically the real estate market, either nationally or in the states in which Fifth Third, one or more acquired entities and/or the combined company do business, are less favorable than expected; (2) deteriorating credit quality; (3) political developments, wars or other hostilities may disrupt or increase volatility in securities markets or other economic conditions; (4) changes in the interest rate environment reduce interest margins; (5) prepayment speeds, loan origination and sale volumes, charge-offs and loan loss provisions; (6) Fifth Third’s ability to maintain required capital levels and adequate sources of funding and liquidity; (7) maintaining capital requirements and adequate sources of funding and liquidity may limit Fifth Third’s operations and potential growth; (8) changes and trends in capital markets; (9) problems encountered by larger or similar financial institutions may adversely affect the banking industry and/or Fifth Third; (10) competitive pressures among depository institutions increase significantly; (11) effects of critical accounting policies and judgments; (12) changes in accounting policies or procedures as may be required by the Financial Accounting Standards Board
(FASB) or other regulatory agencies; (13) legislative or regulatory changes or actions, or significant litigation, adversely affect Fifth Third, one or more acquired entities and/or the combined company or the businesses in which Fifth Third, one or more acquired entities and/or the combined company are engaged, including the Dodd-Frank Wall Street Reform and Consumer Protection Act; (14) ability to maintain favorable ratings from rating agencies; (15) fluctuation of Fifth Third’s stock price; (16) ability to attract and retain key personnel; (17) ability to receive dividends from its subsidiaries; (18) potentially dilutive effect of future acquisitions on current shareholders’ ownership of Fifth
Third; (19) effects of accounting or financial results of one or more acquired entities; (20) difficulties from Fifth Third’s investment in, relationship with, and nature of the operations of Vantiv, LLC; (21) loss of income from any sale or potential sale of businesses that could have an adverse effect on Fifth Third’s earnings and future growth; (22) ability to secure confidential information and deliver products and services through the use of computer systems and telecommunications networks; and (23) the impact of reputational risk created by these developments on such matters as business generation and retention, funding and liquidity.
You should refer to our periodic and current reports filed with the Securities and Exchange Commission, or “SEC,” for further information on other factors, which could cause actual results to be significantly different from those expressed or implied by these forward-looking statements.

© Fifth Third Bank | All Rights Reserved
1Q15 in review
Balancing current earnings results with prudent decisions to increase long-term shareholder value
($ in millions) 1Q15
Seq. YOY
Average Balances
Total loans & leases
1, 2
$90,508 ($533) $978
Core deposits $98,194 $1,844 $6,682
Income Statement Data
Net interest income (taxable equivalent) $852 (4%) (5%)
Provision for loan and lease losses 69 (30%) -
Noninterest income 660 1% 17%
Noninterest expense 923 1% (3%)
Net income attributable to Bancorp $382 (1%) 20%
Net income available to common
shareholders $367 1% 15%
Financial Ratios
Earnings per share, diluted 0.44 2% 22%
Net interest margin 2.86% (10bps) (36bps)
Efficiency ratio 61.0% 140bps (390bps)
Return on average assets 1.12% (1bp) 12bps
Return on avg common equity 10.3% 30bps 130bps
Return on avg tangible common equity 12.3% 20bps 130bps
Tangible book value per share $14.87 3% 11%
Note: The percentages in all of the tables in this presentation are calculated on actual dollar amounts and not the rounded dollar amounts.
1
Excludes loans held-for-sale
2
Includes impact of TDR loans moved to held-for-sale in 4Q14
3
Non-GAAP measure; see Reg. G reconciliation in appendix
Significant pre-tax items in 1Q15 results
(~$0.07 positive after-tax EPS impact):
— $70MM positive valuation adjustment on
Vantiv warrant
— $37MM gain on sale of TDRs
— $17MM negative valuation adjustment on
Visa total return swap
1Q15 operating results solid despite continued
low interest rate environment; reflect typical 1Q
seasonality in fee income and benefits expense
Sequential comparisons reflect impact of TDR
transfer to held-for-sale in 4Q14
— Reduced average loan balance by $694MM
— 4Q14 included $23MM of provision expense
related to the transfer
Credit quality continues to improve
— NCO ratio 41bps of loans as of 1Q15
— NPAs down $90MM compared with 4Q14;
NPA ratio 76bps
Strong capital ratios; tangible book value
per share
3
up 11% from 1Q14
3

3

Avg +27% YoY
$22.9
$23.9
$24.9
$27.6
$29.0
$20.4
$21.8
$22.6
$22.4
$23.2
1Q14
2Q14
3Q14
4Q14
1Q15
Average securities
Short-term investments

Avg +1% YoY; EOP +2% YoY
$89.7
$91.2
$89.5
$90.5
$90.8
$91.0
$90.5
1Q14
2Q14
3Q14
4Q14
1Q15
EOP loans HFI
Avg loans HFI

Core +7% YoY; Transaction +7% YoY
$91.5
$98.2
102%
103%
103%
106%
108%
$87.9
$89.1
$89.4
$92.4
$94.2
1Q14
2Q14
3Q14
4Q14
1Q15
Transaction deposits
Other time deposits
Core deposit to loan ratio

© Fifth Third Bank | All Rights Reserved
Balance sheet
Loan balances ($B)
• Continuing to target prudent risk/reward
profile in lending
• Average commercial loans up 1%
sequentially and up 3% year-over-year
– Year-over-year growth primarily
driven by C&I and commercial
construction, partially offset by lower
commercial mortgage
– End of period commercial line
utilization 32%; flat sequentially
• Average consumer loans declined 2%
sequentially and 1% year-over-year;
includes impact of mortgage loans
transferred to held for sale at the end of
4Q14
• Average transaction deposits up $1.8B
sequentially with increases in interest
checking, money market and demand
deposit balances
– Consumer average transaction
deposits up 2% sequentially and up
6% year-over-year
– Commercial average transaction
deposits up 1% sequentially and up
8% year-over-year
• Core deposit to loan ratio of 108%
Average core deposit balances ($B)
Average securities and short-term
investments ($B)
• Average securities up $2.7B from 1Q14
reflecting purchase of securities
• Securities portfolio / total assets of 19.2%
in 1Q15, up from 16.4% a year ago
• Average other short-term investments
increased $3.4B year-over-year reflecting
higher cash balances at the Federal
Reserve
Note: Numbers may not sum due to rounding.

4.5%
4.0%
3.5%
3.0%
2.5%
2.0%
1.5%
1.0%
0.5%
0.0%
$1,000
$900
$800
$700
$600
$500
$400
$300
$200
$100
$0
$898
$905
$908
$888
$852
3.22%
3.15%
3.10%
2.96%
2.86%
1Q14
2Q14
3Q14
4Q14
1Q15
Net Interest Income ($MM)
NIM

	Δ	Δ

© Fifth Third Bank | All Rights Reserved
Net interest income
NII and NIM (FTE)
• Net interest income down $36MM from 4Q14
– Decrease driven by the impact of changes to deposit advance product ($21MM) and negative impact from lower day count ($13MM); decrease in deposit costs and increased investment securities balances offset negative effect of loan repricing
• NIM decreased 10 bps primarily sequentially reflecting changes to deposit advance product (7bps)
• Year-over-year NII decreased $46MM and NIM decreased 36 bps
– NII decrease driven by changes to deposit advance product and loan repricing
– NIM decrease primarily driven by the impact of loan repricing
Yield Analysis
1Q14 4Q14 1Q15
Seq.
(bps)
YoY
(bps)
Commercial and industrial loans 3.35% 3.21% 3.16%
(5) (19)
Commercial mortgage loans 3.43% 3.28% 3.27%
(1) (16)
Commercial construction loans 3.48% 3.30% 3.23%
(7) (25)
Commercial leases 3.09% 2.96% 2.90%
(6) (19)
Residential mortgage loans 3.94% 3.80% 3.83%
3 (11)
Home equity 3.74% 3.68% 3.66%
(2) (8)
Automobile loans 2.86% 2.73% 2.68%
(5) (18)
Credit card 9.90% 10.08% 10.22%
14 32
Other consumer loans and leases 39.93% 31.97% 10.79%
(2,118) (2,914)
Total loans and leases 3.72% 3.58% 3.46%
(12) (26)
Taxable securities 3.33% 3.28% 3.30%
2 (3)
Tax exempt securities 5.51% 4.42% 5.24%
82 (27)
Other short-term investments 0.26% 0.26% 0.25%
(1) (1)
Total interest-earning assets 3.58%
3.38% 3.28%
(10) (30)
Total interest-bearing liabilities 0.51% 0.61% 0.60%
(1) 9
Net interest spread 3.07% 2.77% 2.68%
(9) (39)

FIFTH THIRD BANK

	Δ	Δ

$800
$600
$400
$200
$-
$592
$585
$573
$612
$566
1Q14
2Q14
3Q14
4Q14
1Q15
Adjusted noninterest income
Mortgage banking net revenue
Reported noninterest income

© Fifth Third Bank | All Rights Reserved
• 4Q14 include $23MM of payments received from Vantiv
pursuant to TRA
1Q15
($ in millions)
Service charges on deposits $135 (5%) 2%
Corporate banking revenue 92 (23%) (11%)
Mortgage banking net revenue 86 40% (21%)
Investment advisory revenue 108 7% 6%
Card and processing revenue 71 (6%) 5%
Other noninterest income¹
164 9% NM
Securities gains, net 4 16% (34%)
Total noninterest income $660 1%
17%
Noninterest income
1
Net credit-related costs recognized in other noninterest income were $1MM in1Q15. This compares with $1MM  net credit-related costs in 4Q14, immaterial costs in 3Q14, $4MM  in 2Q14 and $10MM in 1Q14.
Compared with 4Q14
• Record investment advisory revenue reflected seasonally
strong tax-related private client services and higher
securities and brokerage fees
• Corporate banking revenue included a $21 million decline in syndication fees due to decreased market activity and
strong 4Q14 results
• Mortgage banking revenue results reflected higher gain on
sale margins, slightly higher originations and higher MSR
valuation adjustment
Compared with 1Q14
• Decrease in mortgage banking revenue reflected  increased
servicing asset amortization and lower MSR valuation
adjustments in 1Q15
• Corporate banking revenue results driven by decline in
syndication fees, institutional sales revenue, and lease
remarketing fees, offset by increased foreign exchange fees
1Q14 2Q14 3Q14 4Q14 1Q15
Reported noninterest income $564 $736 $520 $653 $660
Gain on sale of Vantiv shares - (125) - - -
Vantiv warrant valuation 36 (63) 53 (56) (70)
Other Vantiv-related items - 12 - - -
Valuation of Visa total return swap (1) 16 3 19 17
Gain on sale of  TDRs - - - - (37)
Land valuation adjustments - 17 - - -
Securities (gains) / losses (7) (8) (3) (4) (4)
Adjusted noninterest income $592 $585 $573 $612 $566
Components of noninterest income
5 quarter trend ($MM)
Adjustments to remove (benefit) / detriment
Seq.
YOY

Δ	Δ

$1,000
$800
$600
$400
$200
$-
$895
$892
$882
$915
$920
1Q14
2Q14
3Q14
4Q14
1Q15
Adjusted noninterest expense
Reported noninterest expense

© Fifth Third Bank | All Rights Reserved
Noninterest expense
1
Net credit-related costs recognized in other noninterest expense were $14MM in 1Q15. This compares with net credit-related costs of $33MM in 4Q14, $13MM in 3Q14, $6MM in 2Q14 and
$9MM in 1Q14.
• Expenses were up 1% sequentially, driven by a
seasonal increase in FICA and unemployment tax
expense recorded in employee benefits, partially
offset by lower credit-related costs¹
• Excluding litigation reserve charges, year-over-year
expenses increased 2%, driven by higher incentive-
based compensation expense and increased credit-
related costs¹
1Q15
Seq. YOY
($ in millions)
Salaries, wages and incentives $369 1% 3%
Employee benefits
99 26% (3%)
Net occupancy expense
79 2% (1%)
Technology and communications 55 2% 3%
Equipment expense 31 1% 3%
Card and processing expense 36 (2%) 14%
Other noninterest expense¹
254 (7%) (13%)
Total noninterest expense
$923
1% (3%)
1Q14 2Q14 3Q14 4Q14 1Q15
Reported noninterest expense $950 $954 $888 $918 $923
Litigation reserve charges (51) (61) (4) 3 (2)
Severance expense (4) (1) (2) (6) (1)
Adjusted noninterest expense $895 $892 $882 $915 $920
5 quarter trend ($MM)
Components of noninterest expense
Adjustments to remove benefit / (detriment)

FIFTH THIRD BANK

$100
$90
$80
$70
$60
$50
$40
$30
$20
$10
$0
94
94
87
87
78
1Q14
2Q14
3Q14
4Q14
1Q15

$1,000
$800
$600
$400
$200
$0
$946
$832
$796
$744
$691
351
320
309
283
270
595
512
487
461
421
1Q14
2Q14
3Q14
4Q14
1Q15
NPA ratio 1.05% 0.92% 0.88% 0.82% 0.76%
Commercial
Consumer

$200
$175
$150
$125
$100
$75
$50
$25
$0
$168
$101
$115
$191
$91
63
53
60
87
49
52
105
48
55
55
39
1Q14
2Q14
3Q14
4Q14
1Q15
NCO ratio 0.76% 0.45% 0.50% 0.83% 0.41%
Commercial
Consumer
Related to TDR Transfer to HFS

2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
$1,500
$1,000
$500
$0
$1,483
$1,458
$1,414
$1,322
$1,300
1.65%
1.61%
1.56%
1.47%
1.42%
1Q14
2Q14
3Q14
4Q14
1Q15
Allowance for Loan & Lease Losses (ALLL) ($MM)
ALLL / Loans and Leases

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Credit quality overview
Net charge-offs ($MM)
HFI Nonperforming assets ($MM)
NPAs down 7% sequentially and 27% from 1Q14;
lowest level since 2007
Reserve Coverage
Accruing 90+ Days Past Due ($MM)
Includes 1Q15 provision expense of $69MM,
reserve coverage levels remain solid
90 + delinquencies declined 17% from 1Q14
Net charge-offs down 52% sequentially and 46% year-over-year;
4Q14 included $87MM related to TDR transfer to held-for-sale

10%
8%
6%
4%
2%
0%
9.5%
9.6%
9.6%
9.7%
9.6%
1Q14
2Q14
3Q14
4Q14
1Q15

$17.00
$16.00
$15.00
$14.00
$13.00
$12.00
$11.00
$10.00
875
825
775
725
675
625
858
848
838
828
819
$13.40
$13.86
$13.95
$14.40
$14.87
1Q14
2Q14
3Q14
4Q14
1Q15
Common Shares O/S
TBV per share

© Fifth Third Bank | All Rights Reserved
Strong capital position
1
Non-GAAP measure; See Reg. G reconciliation in appendix.
2
Represents Basel III common equity tier 1 ratio under the final capital rule, subject to phase-in periods. Fifth Third will make a one-time permanent election to not include AOCI in common equity tier 1 capital in the March 31, 2015 regulatory filings.
Tier 1 Common Ratio
1
(Basel I)
Avg. Diluted Shares Outstanding (MM)
and Tangible Book Value per share
• Received non-objection from Federal Reserve on
2015 CCAR plan
• 2015 CCAR plan included:
— the potential repurchase of common shares in
an amount up to $765MM
— a potential increase in the quarterly common
stock dividend to $0.14 in 2016
• Announced $180MM of share repurchases in 1Q15
under 2014 CCAR plan; expected to be completed on
or before 4/23/15
EOP share impact
(MM)
Average share impact
(MM)
4Q14 1Q15 4Q14 1Q15 2Q15
$225MM ASR 1.9 - 4.0 0.3 -
$180MM ASR 8.3 0.8 6.3 2.7 0.1
$180MM ASR - 8.5 - 6.0 2.6
10.2 9.3 10.5 9.0 2.7
Capital Actions
Impact of Share Repurchases
Common Equity
Tier 1 Ratio 2
(Basel III)
1

10 © Fifth Third Bank | All Rights Reserved Appendix

FIFTH THIRD BANK

$700
$600
$500
$400
$300
$200
$100
$0
$590
$593
$594
$580
$493
1Q14
2Q14
3Q14
4Q14
1Q15
Adjusted PPNR
Reported PPNR

64.9%
60.1%
58.2%
59.8%
62.1%
59.5%
59.6%
60.9%
61.0%
64.9%
1Q14
2Q14
3Q14
4Q14
1Q15
Efficiency Ratio
Adjusted Efficiency Ratio

© Fifth Third Bank | All Rights Reserved
Pre-tax pre-provision earnings
1
PPNR trend
1
Non-GAAP measure; see Reg. G reconciliation in appendix.
2
Prior quarters include similar adjustments.
3
There are limitations on the usefulness of credit-adjusted PPNR, including the significant degree to which changes in credit and fair value are integral, recurring components of the Bancorp’s core operations as a financial institution. This measure has been included herein to facilitate a greater understanding of the Bancorp’s financial condition.
Note: 1Q15 included $3MM in mortgage repurchase provision. 4Q14 included an immaterial amount while 3Q14, 2Q14, and 1Q14 included the impact of $3MM, $1MM, and $3MM, respectively in mortgage repurchase provision. These impacts are reflected in “Credit-related items” and “Adjusted Efficiency Ratio” listed above.
PPNR decreased 6% sequentially, reflecting
impact of $91MM in net benefit in 1Q15 and
$38MM in 4Q14 from significant items. Excluding
those items, adjusted PPNR decreased 15%
sequentially, reflecting lower NII in 1Q15 and a
benefit of $23MM from Vantiv TRA payment in
4Q14
PPNR reconciliation
Efficiency ratio
($ in millions) 1Q14 2Q14 3Q14 4Q14 1Q15
Income before income taxes (U.S. GAAP) (a) $438 $606 $464 $519 $515
Add: Provision expense (U.S. GAAP) (b) 69 76 71 99 69
PPNR (a) + (b) $507 $682 $535 $618 $584
Adjustments to remove (benefit) / detriment ² :
In noninterest income:
Gain from sales of Vantiv shares - (125) - - -
Vantiv warrant valuation 36 (63) 53 (56) (70)
Reduction in equity method income from interest in Vantiv - 12 - - -
Land valuation adjusments - 17 - - -
Gain from sales of troubled debt restructurings - - - - (37)
Valuation of 2009 Visa total return swap (1) 16 3 19 17
Securities (gains) / losses (7) (8) (3) (4) (4)
In noninterest expense:
Severance expense 4 1 2 6 1
Litigation reserve charges 51 61 4 (3) 2
Adjusted PPNR $590 $593 $594 $580 $493
Credit-related items:
In noninterest income 10 4 (0) 1 1
In noninterest expense 9 6 13 33 14
Credit-adjusted PPNR
3
$609 $603 $607 $614 $508

© Fifth Third Bank | All Rights Reserved
Mortgage banking results
• $1.8B in originations; 40% purchase volume
– Discontinued broker channel originations in 1Q14
• 1Q15 mortgage drivers:
– Origination fees and gain on sale revenue up $8MM
– Gain on sale margin up 48 bps sequentially driven by increased refinance activity given the low level of interest rates during the quarter
– Retaining conforming ARMs and shorter-term fixed-rate production on balance sheet
– MSR valuation adjustments of positive $17MM; servicing rights amortization of $34MM
– $59MM in gross servicing fees
Mortgage originations ($B) and gain on sale margin
1
Mortgage Banking Net Revenue ($MM)
Note: Numbers may not sum due to rounding.
1
Gain on sale margin represents gains on all loans originated for sale.
$86
$61
$109
$78
1
$61

FIFTH THIRD BANK

$1,250
$500
$500
$500
$2,312
2015
2016
2017
2018
2019
2020
2021 on
Fifth Third Bancorp
Fifth Third Capital Trust (Bancorp)

$2,450
$650
$600
$850
$850
2015
2016
2017
2018
2019
2020
2021 on

L-T debt 10%
Demand 25%
Equity 11%
Other liabilities 3%
S-T borrowings 1%
Non-Core Deposits 2%
Foreign Office 1%
Consumer time 3%
Savings/ MMDA 24%
Interest checking 20%

Available and contingent borrowing capacity
(1Q15):
– FHLB ~$14.2B available, ~$16.0B total
– Federal Reserve ~$26.6B
Holding Company cash at 3/31/15: $2.5B
Cash currently sufficient to satisfy all fixed
obligations in a stressed environment for
more than 18 months (debt maturities,
common and preferred dividends, interest and
other expenses) without accessing capital
markets, relying on future dividends from
subsidiaries, or any other discretionary
actions
Holding company unsecured debt maturities ($MM)
Bank unsecured debt maturities ($MM – excl. Brokered CDs) Heavily core funded
Strong liquidity profile
S-T
wholesale
3%
© Fifth Third Bank | All Rights Reserved

© Fifth Third Bank | All Rights Reserved
Interest rate risk management
Well-positioned for rising rates
• NII benefits from asset re-pricings in a rising rate environment
– 64% of total loans are floating rate (81% of commercial and 39% of consumer)
– Investment portfolio duration of approximately 4.3 years
– Short-term wholesale funding represents only about 1.5% of total funding
– Approximately $12B in non-core funding re-prices beyond one year
• Interest rate sensitivities are based on conservative deposit assumptions
– 70% beta on all interest-bearing deposit and sweep balances (~50% betas experienced in 2004 – 2006 Fed tightening cycle)
– No modeled re-pricing lag
– Modeled non-interest bearing commercial DDA runoff of approximately $2.5B (about 10%) for each 100 bps increase in rates
– DDA runoff rolls into an interest bearing product with a 100% beta
Change in Interest Rates
+200 bps Shock
Change in Interest Rates +100 bps Shock
+200 bps Ramp 1.54% 6.80% (4.00%) +25 bps Shock
+100 bps Ramp 0.83% 4.26% - -25 bps Shock
Betas 25% Higher Betas 25% Lower
Change in Interest Rates
12
Months
13 to 24
Months
12
Months Change in Interest Rates
12
Months
13 to 24
Months
12
Months
13 to 24
Months
+200 bps Ramp 1.26% 6.23% 1.82% +200 bps Ramp (1.54%) 0.47% 4.62% 13.12%
+100 bps Ramp 0.69% 3.98% 0.97% +100 bps Ramp (0.67%) 1.29% 2.32% 7.24% 4.55%
0.11%
$1B Balance Increase
13 to 24
Months
7.36%
ESTIMATED NII SENSITIVITY with DEMAND DEPOSIT BALANCE CHANGES
Percent Change in NII (FTE)
$1B Balance Decline
ESTIMATED NII SENSITIVITY PROFILE ESTIMATED EVE SENSITIVITY PROFILE
Percent Change in NII (FTE)
12
Months
13 to 24
Months
12
Months
Percent Change in
NII (FTE)
ESTIMATED NII SENSITIVITY with DEPOSIT BETA CHANGES
ALCO Policy Limit
13 to 24
Months
(6.00%)
-
ALCO Policy Limit
(12.00%)
Change in EVE
(3.85%)
(1.33%)
(0.20%)
Note: In ramp scenarios, rate changes occur evenly over the first four quarters. Estimated results as of 1Q15, actual results may vary from these simulated results due to differences between forecasted and actual balance sheet composition, timing, magnitude, and frequency of interest rate changes, as well as changes in market conditions and management strategies. Repricing percentage or “beta” is the estimated change in yield over 12 months as a result of a shock or ramp 100 bps parallel shift in the yield curve.

© Fifth Third Bank | All Rights Reserved
NPL rollforward
NPL HFI Rollforward
Commercial
1Q14 2Q14 3Q14 4Q14 1Q15
458             464             396             385             367
Transfers to nonperforming 164             141             116             99               80
Transfers to performing (3)                (67)              -              (1)                (1)
Transfers from held for sale -              -              -              -              -
Transfers to held for sale -              (1)                (3)                -              -
Loans sold from portfolio (2)                (24)              (12)              (5)                (5)
Loan paydowns/payoffs (43)              (54)              (39)              (45)              (62)
Transfers to other real estate owned (7)                (18)              (9)                (7)                (9)
Charge-offs (105)           (46)              (66)              (62)              (45)
Draws/other extensions of credit 2                 1                 2                 3                 -
464             396             385             367             325
Consumer
1Q14 2Q14 3Q14 4Q14 1Q15
293             269             244             235             212
Transfers to nonperforming 93               85               90               86               54
Transfers to performing (50)              (44)              (40)              (33)              (23)
Transfers from held for sale -              -              -              -              5
Transfers to held for sale -              -              -              (24)              -
Loans sold from portfolio -              -              -              -              -
Loan paydowns/payoffs (29)              (11)              (5)                (5)                (8)
Transfers to OREO/other repossessed property (24)              (24)              (21)              (20)              (17)
Charge-offs (15)              (30)              (33)              (27)              (22)
Draws/other extensions of credit 1                 (1)                -              -              -
269             244             235             212             201
Total NPL 733             640             620             579             526
Total new nonaccrual loans - HFI 257             226 206 185 134
Beginning NPL amount
Ending Commercial NPL
Beginning NPL amount
Ending Consumer NPL

FL
7%
MI
7%
OH
14%
IN
4%
IL
11%
KY
3%
TN
5%
NC
5%
Other / National
44%

Accommodation
2%
Auto Manufacturing
1%
Construction
3%
Finance & Insurance
13%
Manufacturing
22%
Real Estate
3%
Retail Trade
5%
Auto Retailers
2%
Wholesale Trade
10%
Other
39%

© Fifth Third Bank | All Rights Reserved
Commercial & industrial
Loans by geography Credit trends
Loans by industry Comments
• Commercial & industrial loans represented 46% of total loans and 42% of net charge-offs
• C&I loans were up 3% sequentially and up 4% since 1Q14
* Excludes loans held-for-sale.
($ in millions) 1Q14 2Q14 3Q14 4Q14 1Q15
EOP Balance* $40,591 $41,299 $41,072 $40,765 $42,052
Avg Loans* $40,377 $41,374 $41,477 $41,277 $41,426
90+ days delinquent $1 - - - $2
as % of loans NM NM NM NM NM
NPAs* $304 $265 $278 $246 $216
as % of loans 0.75% 0.64% 0.68% 0.60% 0.58%
Net charge-offs $97 $31 $50 $44 $38
as % of loans 0.97% 0.30% 0.48% 0.43% 0.38%
C&I

FIFTH THIRD BANK

FL
12%
MI
17%
OH
26%
IN
6%
IL
10%
KY
2%
TN
2%
NC
6%
Other /
National
19%

Accommodation
8%
Construction
5%
Finance &
insurance
3%
Auto
Manufacturing
<1%
Manufacturing
6%
Real Estate
44%
Retail Trade
4%
Auto Retailers
3%
Wholesale Trade
4%
Other
23%

© Fifth Third Bank | All Rights Reserved
Commercial real estate
Loans by geography Credit trends
Loans by industry Comments
• Commercial mortgage loans represented 8% of total loans
— Non-owner occupied 1Q15 NCO ratio of (0.2%)
— Loans from FL/MI represented 34% of portfolio loans
and $1MM of portfolio losses in 1Q15
• Commercial construction loans represented 2% of total loans
— Portfolio focused on large professional developers
— Top 3 categories:  Apartments, office and REIT
* Excludes loans held-for-sale.
($ in millions) 1Q14 2Q14 3Q14 4Q14 1Q15
EOP Balance* $7,958 $7,805 $7,564 $7,399 $7,209
Avg Loans* $7,981 $7,885 $7,633 $7,480 $7,241
NPAs* $240 $212 $186 $195 $186
as % of loans 2.98% 2.69% 2.43% 2.62% 2.56%
Net charge-offs $3 $9 $5 $10 $1
as % of loans 0.16% 0.44% 0.24% 0.53% 0.05%
Commercial mortgage
($ in millions) 1Q14 2Q14 3Q14 4Q14 1Q15
EOP Balance* $1,218 $1,424 $1,702 $2,069 $2,302
Avg Loans* $1,116 $1,362 $1,563 $1,909 $2,197
NPAs* $46 $31 $19 $16 $16
as % of loans 3.68% 2.17% 1.09% 0.75% 0.67%
Net charge-offs $5 $8 - - -
as % of loans 1.66% 2.26% (0.11%) (0.01%) (0.06%)
Commercial construction

FL
11%
MI
15%
Other /
National
15%
OH
24%
NC
5%
TN
2%
KY
6%
IL
14%
IN
8%

© Fifth Third Bank | All Rights Reserved
Residential mortgage
1 st liens: 100%; weighted average LTV: 72.9%
Weighted average origination FICO: 756
Origination FICO distribution:  <660 5%; 660-689 5%; 690-719 9%;
720-749 14%; 750+ 61%; Other^ 6%
(note: loans <660 includes CRA loans and FHA/VA loans)
Origination LTV distribution: <=70 39%; 70.1-80 35%; 80.1-90 7%;
90.1-95 5%; >95 14%
Vintage distribution: 2015: 5%, 2014: 18%, 2013: 20%; 2012 19%;
2011 12%; 2010 6%; 2009 4%; 2008 3%; 2007 3%; 2006 2%; 2005
4%; 2004 and prior 4%
14% originated through 3 rd party; performance similar to direct
Loans by geography Credit trends
Portfolio details Comments
^ Includes acquired loans where FICO at origination is not available
* Excludes loans held-for-sale
• Residential mortgage loans represented 14% of total loans and
7% of net charge-offs
• Net charge-offs decreased by $1MM sequentially excluding
$87MM in 4Q14 related to the transfer of TDRs to held-for-sale
— MI, IL, and IN account for 34%, 18%, and 14% of
residential mortgage net charge-offs, respectively
($ in millions) 1Q14 2Q14 3Q14 4Q14 1Q15
EOP Balance* $12,626 $12,652 $12,941 $12,389 $12,569
Avg Loans* $12,659 $12,611 $12,785 $13,046 $12,433
90+ days delinquent $56 $60 $57 $56 $48
as % of loans 0.44% 0.47% 0.44% 0.44% 0.38%
NPAs* $201 $172 $164 $126 $113
as % of loans 1.59% 1.36% 1.27% 1.01% 0.91%
Net charge-offs $15 $8 $9 $94 $6
as % of loans 0.49% 0.24% 0.28% 2.87% 0.19%
Residential mortgage

FIFTH THIRD BANK

FL
3%
MI
22%
Other
17%
NC
1%
TN
2%
KY
7%
OH
25%
IL
13%
IN
10%

NC
5%
Other
1%
FL
8%
MI
18%
TN
1%
KY
7%
IL
13%
OH
40%
IN
7%

© Fifth Third Bank | All Rights Reserved
Home equity loans represented 10% of total loans and 15% of net charge-offs
Approximately 12% of portfolio in broker product generated 20% total loss
38% of Fifth Third 2 nd liens are behind Fifth Third 1 st liens
2005/2006 vintages represent approximately 23% of portfolio; account for 37% of losses
Home equity
1 st liens: 35%; 2 nd liens: 65%
Weighted average origination FICO: 753
Origination FICO distribution^: <660 3%; 660-689 7%; 690-719 12%;
720-749 16%; 750+ 54%; Other 8%
Average CLTV: 72%; Origination CLTV distribution: <=70 41%; 70.1-
80 24%; 80.1-90 18%; 90.1-95 6%; >95 11%
Vintage distribution: 2015: 1%; 2014: 8%, 2013: 6%; 2012 4%; 2011
3%; 2010 2%; 2009 3%; 2008 9%; 2007 9%; 2006 12%; 2005 11%; 2004
and prior 32%
% through broker channels: 12% WA FICO: 734 brokered, 756 direct;
WA CLTV: 88% brokered; 70% direct
Portfolio details
Comments
Brokered loans by geography Direct loans by geography
Credit trends
Note: Brokered and direct home equity net charge-off ratios are calculated based on end of period loan balances
^ Includes acquired loans where FICO at origination is not available
* Excludes loans held-for-sale
($ in millions) 1Q14 2Q14 3Q14 4Q14 1Q15
EOP Balance* $7,970 $7,925 $7,893 $7,824 $7,686
90+ days delinquent - - - - -
as % of loans NM NM NM NM NM
Net charge-offs $11 $11 $10 $8 $11
as % of loans 0.55% 0.58% 0.51% 0.42% 0.59%
Home equity - direct
($ in millions) 1Q14 2Q14 3Q14 4Q14 1Q15
EOP Balance* $1,155 $1,131 $1,094 $1,062 $1,028
90+ days delinquent - - - - -
as % of loans NM NM NM NM NM
Net charge-offs $5 $7 $4 $3 $3
as % of loans 1.85% 2.35% 1.42% 1.05% 1.11%
Home equity - brokered

© Fifth Third Bank | All Rights Reserved
Regulation G Non-GAAP reconciliation
Fifth Third Bancorp and Subsidiaries
Regulation G Non-GAAP Reconcilation
$ and shares in millions
(unaudited)
March December September June March
2015 2014 2014 2014 2014
Income before income taxes (U.S. GAAP) 515 519 464 606 438
Add: Provision expense (U.S. GAAP) 69 99 71 76 69
Pre-provision net revenue 584 618 535 682 507
Net income available to common shareholders (U.S. GAAP) 367 362 328 416 309
Add: Intangible amortization, net of tax - 1 1 1 1
Tangible net income available to common shareholders 367 363 329 417 310
Tangible net income available to common shareholders (annualized) (a) 1,488 1,440 1,305 1,673 1,257
Average Bancorp shareholders' equity (U.S. GAAP) 15,820 15,644 15,486 15,157 14,862
Less: Average preferred stock (1,331) (1,331) (1,331) (1,119) (1,034)
Average goodwill (2,416) (2,416) (2,416) (2,416) (2,416)
Average intangible assets and other servicing rights (15) (17) (16) (17) (19)
Average tangible common equity (b) 12,058 11,880 11,723 11,605 11,393
Total Bancorp shareholders' equity (U.S. GAAP) 15,885 15,626 15,404 15,469 14,826
Less:  Preferred stock (1,331) (1,331) (1,331) (1,331) (1,034)
Goodwill (2,416) (2,416) (2,416) (2,416) (2,416)
Intangible assets and other servicing rights (15) (16) (16) (17) (18)
Tangible common equity, including unrealized gains / losses (c) 12,123 11,863 11,641 11,705 11,358
Less: Accumulated other comprehensive income (588) (429) (301) (382) (196)
Tangible common equity, excluding unrealized gains / losses (d) 11,535 11,434 11,340 11,323 11,162
Total assets (U.S. GAAP) 140,499 138,706 134,188 132,562 129,654
Less:  Goodwill (2,416) (2,416) (2,416) (2,416) (2,416)
Intangible assets and other servicing rights (15) (16) (16) (17) (18)
Tangible assets, including unrealized gains / losses (e) 138,068 136,274 131,756 130,129 127,220
Less: Accumulated other comprehensive income / loss, before tax (905) (660) (463) (588) (302)
Tangible assets, excluding unrealized gains / losses (f) 137,163 135,614 131,293 129,541 126,918
Common shares outstanding (g) 815 824 834 844 848
Ratios:
Return on average tangible common equity (a) / (b) 12.3% 12.1% 11.1% 14.4% 11.0%
Tangible common equity (excluding unrealized gains/losses) (d) / (f) 8.41% 8.43% 8.64% 8.74% 8.79%
Tangible common equity (including unrealized gains/losses) (c) / (e) 8.78% 8.71% 8.84% 9.00% 8.93%
Tangible book value per share (c) / (g) $14.87 $14.40 $13.95 $13.86 $13.40
For the Three Months Ended

© Fifth Third Bank | All Rights Reserved
Regulation G Non-GAAP reconciliation
Fifth Third Bancorp and Subsidiaries
Regulation G Non-GAAP Reconcilation
$ and shares in millions
(unaudited)
March December September June March
2015 2014 2014 2014 2014
Total Bancorp shareholders' equity (U.S. GAAP) N/A 15,626 15,404 15,469 14,826
Goodwill and certain other intangibles N/A (2,476) (2,484) (2,484) (2,490)
Unrealized gains N/A (429) (301) (382) (196)
Qualifying trust preferred securities N/A 60 60 60 60
Other N/A (17) (18) (19) (18)
Tier I capital N/A 12,764 12,661 12,644 12,182
Less: Preferred stock N/A (1,331) (1,331) (1,331) (1,034)
Qualifying trust preferred securities N/A (60) (60) (60) (60)
Qualifying noncontrolling interest in consolidated subsidiaries N/A (1) (1) (1) (1)
Tier I common equity (a) N/A 11,372 11,269 11,252 11,087
Risk-weighted assets, determined in accordance with Basel III prescribed regulatory requirements (b) 120,248 117,878 116,917 117,117 116,622
Ratio:
Tier I common equity (a) / (b) N/A 9.65% 9.64% 9.61% 9.51%
Basel III - Estimated Tier 1 common equity ratio
March December September June March
2015
(3)
2014 2014 2014 2014
Tier 1 common equity (Basel I) N/A 11,372 11,269 11,252 11,087
Add: Adjustment related to capital components N/A 84 99 96 99
Estimated Tier 1 common equity under final Basel III rules without AOCI (opt out)(1) N/A 11,456 11,368 11,348 11,186
Estimated risk-weighted assets under final Basel III rules (2) N/A 122,018 122,219 122,465 122,659
Estimated Tier 1 common equity ratio under final Basel III rules (opt out) (1) / (2) N/A 9.39% 9.38% 9.27% 9.12%
(1)
(2)
(3) The Bancop became subject to the Basel III Final Rule, on January 1, 2015. This codified in the federal banking regulations the risk-based capital ratios the Bancorp is now subject to, as such these ratios are no longer considered Non-
GAAP measures.
Fifth Third will make a one-time permanent election to not include AOCI in common equity tier I capital in the March 31, 2015 FFIEC 031 and Y-9C filings.
Key differences under Basel III in the calculation of risk-weighted assets compared to Basel I include: (1) Risk weighting for commitments under 1 year; (2) Higher risk weighting for exposures to securitizations, past due loans, foreign banks and certain commercial real estate; (3) Higher risk weighting for mortgage servicing rights and deferred tax assets that are under certain thresholds as a percent of Tier 1 capital; and (4) Derivatives are differentiated between exchange clearing and over-the-counter and the 50% risk-weight cap is removed.
For the Three Months Ended
Basel I